BLACKROCK LIQUIDITY FUNDS

California Money Fund

New York Money Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated August 1, 2018 to the Statement of Additional Information

of the Funds, dated February 28, 2018

The Board of Trustees of BlackRock Liquidity Funds (the “Trust”) has approved the re-designation of each Fund from its current status as a “retail money market fund” under Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended, to a money market fund that does not qualify as either a “government money market fund” or a “retail money market fund,” effective as of October 15, 2018. As a result of this change, each Fund will be required to price and transact in its shares at a net asset value (“NAV”) per share reflecting market-based values of its portfolio holdings (i.e., at a “floating” NAV). The floating NAV will be rounded to the fourth decimal place (e.g., $1.0000) for each Fund. Each Fund will no longer rely on the amortized cost method of valuation for its portfolio assets in order to maintain a constant NAV. Each Fund will continue to be subject to the liquidity fee and temporary suspension of redemption provisions of Rule 2a-7 under certain circumstances. Consequently, effective October 15, 2018, the Funds’ Statement of Additional Information is amended as follows:

The section of the Funds’ Statement of Additional Information entitled “General Information” is amended by deleting the second paragraph of that section in its entirety and replacing it with the following:

Each of TempCash, TempFund, California Money Fund, MuniCash, and New York Money Fund is a non-retail, non-government money market fund under Rule 2a-7 under the 1940 Act (each an “Institutional Fund”). Each of Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund is a government money market fund under Rule 2a-7 (each a “Government Money Market Fund”). MuniFund is a retail money market fund under Rule 2a-7 (a “Retail Fund”).

Shareholders should retain this Supplement for future reference.

SAI-LIQ-0818SUP